SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                        Pursuant to Section 13 or 15(d)

                    of the Securities Exchange Act of 1934

      Date of Report (date of earliest event reported): March 6, 2000

                                CVS CORPORATION
            (Exact name of registrant as specified in its charter)

               Delaware                1-1011               05-0494040
       (State of incorporation)     (Commission           (IRS Employer
                                      File no.)        Identification No.)

                                 One CVS Drive
                        Woonsocket, Rhode Island 02895

          (Address of principal executive offices including zip code)

              Registrant's telephone number, including area code:
                                (401) 765-1500

                                NOT APPLICABLE
         (Former name or former address, if changed since last report)

Item 5.  Other Events.

     On March 6, 2000, CVS Corporation, a Delaware corporation ("CVS"), issued the press release attached hereto as Exhibit 99.1 announcing the authorization by the Board of Directors of CVS of the purchase of its common stock. The information contained in the press release is incorporated herein by reference.

Item 7(c). Exhibits.

Exhibit 99.1    Press release issued March 6, 2000

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             CVS CORPORATION


Date: March 7, 2000                          By:  /s/ David B. Rickard
                                                 ------------------------------
                                             Name:  David B. Rickard
                                             Title: Executive Vice President
                                                    and Chief Financial Officer